Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Adaptiv™ Select ETF (the “Fund”)

Listed on NYSE Arca, Inc.: ADPV

A Series of Series Portfolios Trust

May 12, 2025

Supplement to the Statement of Additional Information (“SAI”) dated February 28, 2025

At a meeting of the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”) on April 24, 2025, the Board accepted the resignations of Ms. Elaine E. Richards from her role as Trustee of the Trust and Chair of the Board and Mr. Richard E. Grange from his role as Assistant Treasurer of the Trust. At the same meeting, the Board, including all of the Independent Trustees, reviewed the recommendation of the Governance and Nominating Committee, and unanimously approved the appointment of Mr. Koji Felton as Chair of the Board. In connection with Ms. Richards and Mr. Grange’s resignations, all references and information relating to Ms. Richards and Mr. Grange are hereby removed from the Fund’s SAI.

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Please retain this supplement for your reference.